UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): August 15, 2007

CWHEQ Home Equity Loan Trust, Series 2007-G
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-139891-03

CWHEQ, INC.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-139891

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698310
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California	91302
(Address of Principal Executive Offices of the Depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.

Description of the Notes and the Mortgage Pool*

CWHEQ, Inc. (the “Company”) entered into a Sale and Servicing Agreement dated as of August 15, 2007 (the “Sale and Servicing Agreement”), by and among CWHEQ Revolving Home Equity Loan Trust, Series 2007-G (the “Trust”), Countrywide Home Loans, Inc. (“CHL”), as sponsor and as master servicer, and The Bank of New York, as indenture trustee (the “Indenture Trustee”), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2007-G (the “Notes”).  The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

The Company, CHL, and Park Monaco Inc. (“Park Monaco”) as a seller, entered into a Mortgage Loan Purchase Agreement, dated as of August 15, 2007 (the “Purchase Agreement”), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement.  The Purchase Agreement is annexed hereto as Exhibit 99.2.

The Trust and the Indenture Trustee entered into an Indenture, dated as of August 15, 2007 (the “Indenture”), providing for the issuance of the Notes.  The Indenture is annexed hereto as Exhibit 99.3.

Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and the Company entered into a Trust Agreement, dated as of August 10, 2007 (the “Trust Agreement”), providing for the creation of the Trust.  The Trust Agreement is annexed hereto as Exhibit 99.4.

The Trust, CHL, and the Indenture Trustee entered into an Administration Agreement, dated as of August 15, 2007 (the “Administration Agreement”), providing for the appointment of the administrator to perform certain duties described in the Administration Agreement.  The Administration Agreement is annexed hereto as Exhibit 99.5.

The Trust, CHL, the Indenture Trustee, and Treasury Bank, a Division of Countrywide Bank, F.S.B., (“Treasury Bank”) as Custodian for the Indenture Trustee and as Custodian for the Trust entered into a Custodial Agreement, dated as of August 15, 2007 (the “Custodial Agreement”), providing for the delivery and retention of the Mortgage files.  The Custodial Agreement in annexed hereto as Exhibit 99.6.

_____________
*
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 10, 2007 and the Prospectus Supplement dated August 14, 2007 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2007-G (the “Prospectus”).

Section 9.

Item 9.01. Financial Statements, Pro Forma Financial

Information And Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99.1	The Sale and Servicing Agreement, dated as of August 15, 2007, by and among the Trust, CHL and the Indenture Trustee.

99.2	The Purchase Agreement, dated as of August 15, 2007, by and between the Company, CHL and Park Monaco.

99.3	The Indenture, dated as of August 15, 2007, by and between the Trust and the Indenture Trustee.

99.4	The Trust Agreement, dated as of August 10, 2007, by and among Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and the Company.

99.5	The Administration Agreement, dated as of August 15, 2007, by and among the Trust, CHL, and the Indenture Trustee.

99.6	The Custodial Agreement, dated as of August 15, 2007, by and among the Trust, CHL, the Indenture Trustee, and Treasury Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWHEQ, INC. By: /s/ Elizabeth Chen Name: Elizabeth Chen Title: Senior Vice President

Dated: August 30, 2007

EXHIBIT INDEX

Exhibit                      Description

99.1	The Sale and Servicing Agreement, dated as of August 15, 2007, by and among the Trust, CHL and the Indenture Trustee.

99.2	The Purchase Agreement, dated as of August 15, 2007, by and between the Company, CHL and Park Monaco.

99.3	The Indenture, dated as of August 15, 2007, by and between the Trust and the Indenture Trustee.

99.4	The Trust Agreement, dated as of August 10, 2007, by and among Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and the Company.

99.5	The Administration Agreement, dated as of August 15, 2007, by and among the Trust, CHL, and the Indenture Trustee.

99.6	The Custodial Agreement, dated as of August 15, 2007, by and among the Trust, CHL, the Indenture Trustee, and Treasury Bank.